UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 17, 2002

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20838	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, including area code:   (915) 682-6324

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 4 -          Changes in Registrant’s Certifying Accountant

            Clayton Williams Energy, Inc. (the “Registrant”) filed a Form 8-K dated April 5, 2002 to report that it had dismissed Arthur Andersen LLP as the principal accounting firm engaged to audit the Registrant’s financial statements.  Also effective April 5, 2002, the Registrant selected KPMG LLP as its new independent accountants to audit its financial statements for the year ended December 31, 2002.  At that time, the definitive engagement of KPMG LLP was contingent upon the completion of the firm's standard client evaluation procedures.  These procedures were completed on May 17, 2002.  The Registrant has not consulted with KPMG LLP during the last two fiscal years or during the subsequent interim reporting period from the last audit date of December 31, 2001, through and including the definitive date of engagement of KPMG LLP on May 17, 2002, regarding either the application of accounting principles or type of opinion KPMG LLP might issue on the Registrant’s financial statements.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	May 23, 2002	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief Operating Officer

Date:	May 23, 2002	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief Financial Officer